Exhibit 10.87

ASTORIA FINANCIAL CORPORATION	ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION
ONE ASTORIA FEDERAL PLAZA	ONE ASTORIA FEDERAL PLAZA
LAKE SUCCESS, NEW YORK 11042-1085	LAKE SUCCESS, NEW YORK 11042-1085

December 27, 2011

HAND DELIVERED

[Officer Name and Address]

Re:	Employment Agreements with Astoria Financial Corporation and Astoria Federal Savings and Loan Association

Dear Mr. [Officer Name]:

Reference is made to the Amended and Restated Employment Agreement made and entered into as of January 1, 2009 by and between Astoria Financial Corporation (the “Company”) and you, as amended by Amendment No. 01 to Amended and Restated Employment Agreement made and entered into as of April 21, 2010 between the Company and you (such Amended and Restated Employment Agreement, as further amended, the “Company Agreement”) and the Amended and Restated Employment Agreement made and entered into as of January 1, 2009 by and between Astoria Federal Savings and Loan Association (the “Association”) and you, as amended by Amendment No. 01 to Amended and Restated Employment Agreement made and entered into as of April 21, 2010 between the Association and you (such Amended and Restated Employment Agreement, as further amended, the “Association Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Company Agreement and/or the Association Agreement, as applicable. You are hereby notified that:

(a) In accordance with section 2(b) of the Company Agreement, the Company elects not to extend the Employment Period any further. Consequently, the Employment Period under the Company Agreement will end on the day before the third anniversary of the Effective Date of this Notice (as hereinafter defined).

(b) In accordance with section 2 of the Association Employment Agreement, the Association's Board of Directors has considered, but does not intend to authorize, further extensions of the Employment Period beyond December 31, 2013. Consequently, the Employment Period under the Association Agreement will end on December 31, 2013.

The Effective Date of this Notice is December 31, 2011.

Kindly acknowledge receipt of this notice by signing where indicated on the enclosed copy of this letter and returning it to Alan P. Eggleston, Executive Vice President, Secretary and General Counsel.

Please refer questions regarding this notice to Alan P. Eggleston, Executive Vice President, Secretary and General Counsel.

Very truly yours,

ASTORIA FINANCIAL CORPORATION

By _________________________

Name: Alan P. Eggleston

Title:	Executive Vice President, Secretary and General Counsel

ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION

By _________________________

Name: Alan P. Eggleston

Title: Executive Vice President, Secretary and General Counsel

Receipt Acknowledged:

_______________________

Date: ___________